Exhibit 99.1

Fortune Brands Reports Third Quarter Sales and EPS Growth; Adjusts 2018 Annual EPS Outlook

Highlights from continuing operations:

  Q3 2018 sales increased 2.4 percent year-over-year to $1.4 billion
  Q3 2018 EPS declined 17 percent to $0.69; EPS before charges/gains increased 12 percent to $0.93
  Hurricane Florence impact significant: 7 cent EPS headwind in September, with most recovered in fourth quarter. Sales growth adjusted for hurricane up 4 percent
  Company adjusts full-year 2018 EPS outlook: EPS before charges/gains outlook now $3.41 – $3.49 on sales growth of 5 – 6 percent
  Company will host first investor event in Boston on February 6, 2019

DEERFIELD, Ill.--(BUSINESS WIRE)--October 25, 2018--Fortune Brands Home & Security, Inc. (NYSE: FBHS), an industry-leading home and security products company, today announced third quarter 2018 results.

“In the third quarter we experienced a slower summer market and the impact of Hurricane Florence on our North Carolina operations, which led to eight lost shipping days at the end of the quarter,” said Chris Klein, chief executive officer, Fortune Brands. “Despite this our teams managed to grow sales and EPS, and consumer demand for housing and home products remains solid overall. Additionally the momentum in plumbing and doors continues to be strong, and the disciplined action we have taken all year on price and supply chain to offset inflationary pressures is having greater effect. In spite of market uncertainty, we are well-positioned to end 2018 on a positive note and accelerate our performance in 2019 with continued solid execution.”

Third Quarter 2018

For the third quarter of 2018, sales were $1.4 billion, an increase of 2.4 percent over the third quarter of 2017. Earnings per share were $0.69, compared to $0.83 in the prior-year quarter. EPS before charges/gains were $0.93, compared to $0.83 the same quarter last year. Operating income was $147.1 million, compared to $199.5 million in the prior-year quarter. Operating income before charges/gains was $190.6 million, compared to $200.1 million the same quarter last year.

“While the storm did cause a meaningful sales and profit headwind in the quarter, particularly in our plumbing group, we expect to make up for the delayed shipments during the fourth quarter,” said Patrick Hallinan, chief financial officer, Fortune Brands. “In the fourth quarter we expect our sales, profitability and earnings growth to accelerate in a market that should continue to grow solidly, even if at a more moderate pace.”

For each segment in the third quarter of 2018, compared to the prior-year quarter:

  Plumbing sales increased 5 percent and 3 percent organically. Excluding hurricane impact, plumbing sales increased 9 percent, and 7 percent organically. Operating margin before charges/gains was 20.3 percent, and was 21.8 percent after adjusting for delayed shipments and stranded cost due to the hurricane.
  Cabinet sales declined 2 percent versus the prior year. Excluding strategic exits from targeted U.S. homecenter and Canadian business, cabinet sales increased 1 percent. Operating margin before charges/gains was 10.8 percent, or 11 percent excluding hurricane impact.
  Doors & Security sales increased 8 percent driven by continued, strong double-digit sales growth of our Therma-Tru doors, partly offset by low single-digit declines in security products due to temporary operating inefficiencies associated with a significant new product launch. Operating margin before charges/gains was 16.1 percent.

Annual Outlook for 2018

The Company’s 2018 annual outlook is based on a U.S. home products market growth assumption of 5 percent (from 5 to 7 percent prior) and an assumption of 5 percent growth for our total global market (from 5 to 6 percent prior). The Company now expects full-year 2018 sales growth in the range of 5 to 6 percent (from 6 to 7 percent prior) due to lower than anticipated sales volumes in the second half of the year, reflecting slightly slower U.S. and Canadian housing markets.

The Company also adjusted its full-year 2018 EPS outlook before charges/gains, with a new range of $3.41 to $3.49 versus the prior range of $3.62 to $3.72.

The Company expects to generate free cash flow of approximately $460 million for the full year 2018.

“Despite the increased volatility and uncertainty that consumers, shareholders and our employees have experienced in 2018 I am confident we continue to execute at a high level on a number of important actions, and that our efforts today will drive higher levels of scale, innovation and profitability across the organization,” Klein said. “In just the past three months we entered the high growth outdoor living category by closing on the Fiberon acquisition, and raised $600 million in new financing at a very attractive fixed rate with all three ratings agencies affirming our investment grade rating. I look forward to sharing additional details on our progress and plans at the investor event in Boston.”

Investor Event

The Company announced it will host its first investor event in Boston, MA on Wednesday, February 6 with additional details and timing to be provided in the coming weeks. The scheduled event will be webcast.

About Fortune Brands

Fortune Brands Home & Security, Inc. (NYSE: FBHS), headquartered in Deerfield, Ill., creates products and services that fulfill the dreams of homeowners and help people feel more secure. The Company's operating segments are Plumbing, Cabinets, and Doors & Security. Its trusted brands include Moen, Perrin & Rowe, Riobel, Rohl, Shaws and Victoria + Albert under the Global Plumbing Group (GPG); more than a dozen core brands under MasterBrand Cabinets; Therma-Tru entry door systems, Fiberon outdoor performance materials, and Master Lock and SentrySafe security products in the Doors & Security segment. Fortune Brands holds market leadership positions in all of its segments. Fortune Brands is part of the S&P 500 Index. For more information, please visit www.FBHS.com.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains certain “forward-looking statements” regarding business strategies, market potential, future financial performance, the potential of our brands and other matters. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “estimates,” “plans,” “look to,” “outlook,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.

Use of Non-GAAP Financial Information

This press release includes measures not derived in accordance with generally accepted accounting principles (“GAAP”), such as diluted earnings per share before charges/gains, impact from Hurricane Florence, operating income before charges/gains, organic sales, operating margin before charges/gains and free cash flow. These measures should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP and may also be inconsistent with similar measures presented by other companies. Reconciliations of these measures to the most closely comparable GAAP measures, and reasons for the Company’s use of these measures, are presented in the attached pages.

FORTUNE BRANDS HOME & SECURITY, INC.
(In millions, except per share amounts)
(Unaudited)

Net Sales

	Three Months Ended September 30,				Nine Months Ended September 30,
	2018	2017	% Change		2018	2017	% Change
Net Sales (GAAP)				Net Sales (GAAP)
Cabinets	$599.0	$614.2	(2)	Cabinets	$1,793.8	$1,841.2	(3)
Plumbing	461.5	438.3	5	Plumbing	1,394.9	1,251.5	11
Doors & Security (e)	320.3	296.1	8	Doors & Security (e)	875.7	808.1	8
Total Net Sales	$1,380.8	$1,348.6	2	Total Net Sales	$4,064.4	$3,900.8	4

Current Quarter Operating Income

	Before Charges & Gains				GAAP

	Three Months Ended September 30,				Three Months Ended September 30,
Operating Income (loss) Before Charges/Gains (a)	2018	2017	% Change	Operating Income (loss)	2018	2017	% Change
Cabinets	$64.6	$69.7	(7)	Cabinets	$28.7	$69.7	(59)
Plumbing	93.5	97.4	(4)	Plumbing	89.4	97.3	(8)
Doors & Security (e)	51.5	53.3	(3)	Doors & Security (e)	48.2	52.8	(9)
Corporate Expenses	(19.0)	(20.3)	6	Corporate Expenses	(19.2)	(20.3)	5

Total Operating Income Before Charges/Gains	$190.6	$200.1	(5)	Total Operating Income (GAAP)	$147.1	$199.5	(26)

Earnings Per Share Before Charges/Gains (b)				Diluted EPS from Continuing Operations (GAAP)
Diluted - Continuing Operations	$0.93	$0.83	12	Diluted EPS - Continuing Operations	$0.69	$0.83	(17)

EBITDA Before Charges/Gains (c)	$236.0	$233.3	1	Income from Continuing Operations, net of tax	$99.9	$129.6	(23)

Year to Date Operating Income

	Before Charges & Gains				GAAP

	Nine Months Ended September 30,				Nine Months Ended September 30,
Operating Income (loss) Before Charges/Gains (a)	2018	2017	% Change	Operating Income (loss)	2018	2017	% Change
Cabinets	$170.0	$205.4	(17)	Cabinets	$122.2	$205.4	(41)
Plumbing	287.2	268.3	7	Plumbing	273.1	265.7	3
Doors & Security (e)	128.5	120.5	7	Doors & Security (e)	121.7	112.2	8
Corporate Expenses	(61.6)	(63.6)	3	Corporate Expenses	(61.9)	(63.6)	3

Total Operating Income Before Charges/Gains	$524.1	$530.6	(1)	Total Operating Income (GAAP)	$455.1	$519.7	(12)

Earnings Per Share Before Charges/Gains (b)				Diluted EPS From Continuing Operations (GAAP)
Diluted - Continuing Operations	$2.48	$2.28	9	Diluted EPS - Continuing Operations	$2.06	$2.22	(7)

EBITDA Before Charges/Gains (c)	$642.3	$634.8	1	Income from Continuing Operations, net of tax	$304.7	$347.3	(12)

(a) (b) (c) For definitions of Non-GAAP measures, see Definitions of Terms page
(e) For definitions of GAAP measures, see Definitions of Terms page

FORTUNE BRANDS HOME & SECURITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEET (GAAP)
(In millions)
(Unaudited)

	September 30,	December 31,
	2018	2017

Assets
Current assets
Cash and cash equivalents	$389.9	$323.0
Accounts receivable, net	635.4	555.3
Inventories	684.3	580.8
Other current assets	180.6	142.6
Total current assets	1,890.2	1,601.7

Property, plant and equipment, net	776.3	740.0
Goodwill	2,063.3	1,912.0
Other intangible assets, net of accumulated amortization	1,333.8	1,162.4
Other assets	106.1	95.3
Total assets	$6,169.7	$5,511.4

Liabilities and Equity
Current liabilities
Short-term debt	$525.0	$-
Accounts payable	437.7	428.8
Other current liabilities	488.9	478.0
Total current liabilities	1,451.6	906.8

Long-term debt	1,988.4	1,507.6
Deferred income taxes	149.2	166.8
Other non-current liabilities	346.9	329.1
Total liabilities	3,936.1	2,910.3

Stockholders' equity	2,231.9	2,599.5
Noncontrolling interests	1.7	1.6
Total equity	2,233.6	2,601.1
Total liabilities and equity	$6,169.7	$5,511.4

FORTUNE BRANDS HOME & SECURITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Nine Months Ended September 30,
	2018	2017
Operating Activities
Net income	$304.5	$344.7
Depreciation and amortization	108.9	96.3
Recognition of actuarial losses (gains)	0.3	(1.3)
Deferred taxes	(11.4)	8.2
Loss on sale of product line	-	2.4
Asset impairment charges	27.1	3.2
Other noncash items	35.3	34.5
Changes in assets and liabilities, net	(121.0)	(135.4)
Net cash provided by operating activities	$343.7	$352.6

Investing Activities
Capital expenditures	$(106.5)	$(95.5)
Proceeds from the sale of assets	1.3	0.2
Proceeds from sale of product line	-	1.5
Cost of acquisitions, net of cash	(466.0)	(19.4)
Other investing activities, net	2.8	-
Net cash used by investing activities	$(568.4)	$(113.2)

Financing Activities
Increase in debt, net	$1,006.2	$30.0
Proceeds from the exercise of stock options	4.1	25.8
Treasury stock purchases	(602.7)	(173.7)
Dividends to stockholders	(87.1)	(82.7)
All other	(13.1)	(22.9)
Net cash provided by (used by) financing activities	$307.4	$(223.5)

Effect of foreign exchange rate changes on cash	(7.8)	9.7

Net increase in cash and cash equivalents	$74.9	$25.6
Cash, cash equivalents and restricted cash* at beginning of period	323.0	251.5
Cash, cash equivalents and restricted cash* at end of period	$397.9	$277.1

FREE CASH FLOW	Nine Months Ended September 30,		2018 Full Year
	2018	2017	Approximation

Free Cash Flow**	$242.6	$283.1	$460.0
Add:
Capital expenditures	106.5	95.5	150.0
Less:
Proceeds from the sale of assets	1.3	0.2	5.0
Proceeds from the exercise of stock options	4.1	25.8	5.0
Cash Flow From Operations (GAAP)	$343.7	$352.6	$600.0
*Restricted cash of $8.0 million is included in other assets as of September 30, 2018 within our Condensed Consolidated Balance Sheet. There was no restricted cash as of December 31, 2017.

** Free cash flow is cash flow from operations calculated in accordance with U.S. generally accepted accounting principles ("GAAP") less net capital expenditures (capital expenditures less proceeds from the sale of assets including property, plant and equipment, and the proceeds from the exercise of stock options). Free cash flow does not include adjustments for certain non-discretionary cash flows such as mandatory debt repayments. Free cash flow is a measure not derived in accordance with GAAP. Management believes that free cash flow provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions, repay debt and related interest, pay dividends and repurchase common stock. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS HOME & SECURITY, INC.
CONSOLIDATED STATEMENT OF INCOME (GAAP)
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	% Change	2018	2017	% Change

Net Sales	$1,380.8	$1,348.6	2	$4,064.4	$3,900.8	4

Cost of products sold	886.9	843.3	5	2,606.8	2,468.1	6

Selling, general
and administrative expenses	305.1	297.9	2	932.8	880.3	6

Amortization of intangible assets	8.9	7.5	19	25.3	23.6	7

Loss on sale of product line	-	-	-	-	2.4	(100)

Asset impairment charges	27.1	-	100	27.1	3.2	747

Restructuring charges	5.7	0.4	1,325	17.3	3.5	394

Operating Income	147.1	199.5	(26)	455.1	519.7	(12)

Interest expense	19.0	12.3	54	51.1	36.5	40

Other income, net	(9.6)	(2.2)	(336)	(15.8)	(9.2)	(72)

Income from continuing operations before income taxes	137.7	189.4	(27)	419.8	492.4	(15)

Income taxes	37.8	59.8	(37)	115.1	145.1	(21)

Income from continuing operations, net of tax	$99.9	$129.6	(23)	$304.7	$347.3	(12)

Loss from discontinued operations, net of tax	-	-	-	(0.2)	(2.6)	92

Net income	$99.9	$129.6	(23)	$304.5	$344.7	(12)

Less: Noncontrolling interests	0.1	0.1	-	0.1	0.1	-

Net income attributable to
Fortune Brands Home & Security	$99.8	$129.5	(23)	$304.4	$344.6	(12)

Earnings Per Common Share, Diluted:
Net Income from continuing operations	$0.69	$0.83	(17)	$2.06	$2.22	(7)

Diluted Average Shares Outstanding	144.2	155.9	(8)	147.7	156.2	(5)

DILUTED EPS BEFORE CHARGES/GAINS RECONCILIATION

For the three months ended September 30, 2018, diluted EPS before charges/gains is net income from continuing operations, net of tax including the impact from noncontrolling interests calculated on a diluted per-share basis excluding $16.9 million ($13.5 million after tax or $0.09 per diluted share) of restructuring and other charges, an asset impairment charge of $27.1 million ($23.7 million after tax or $0.17 per diluted share), a net tax benefit related to an update to the estimated impact of the Tax Cuts and Jobs Act of 2017 of $2.9 million ($0.02 per diluted share) and the impact from actuarial losses associated with our defined benefit plans of $0.3 million ($0.2 million after tax).

For the nine months ended September 30, 2018, diluted EPS before charges/gains is net income from continuing operations, net of tax including the impact from noncontrolling interests calculated on a diluted per-share basis excluding $42.4 million ($34.3 million after tax or $0.24 per diluted share) of restructuring and other charges, an asset impairment charge of $27.1 million ($23.7 million after tax or $0.16 per diluted share), a net tax charge related to an update to the estimated impact from the Tax Cuts and Jobs Act of 2017 and a tax expense associated with the 2017 sale of a product line (total net tax expense of $3.2 million or $0.02 per diluted share) and the impact from actuarial losses associated with our defined benefit plans of $0.3 million ($0.2 million after tax).

For the three months ended September 30, 2017, diluted EPS before charges/gains is net income from continuing operations, net of tax including the impact from noncontrolling interests calculated on a diluted per-share basis excluding $0.6 million ($0.4 million after tax) of restructuring and the impact from actuarial gains associated with our defined benefit plans of $1.3 million ($0.9 million after tax).

For the nine months ended September 30, 2017, diluted EPS before charges/gains is net income from continuing operations, net of tax including the impact from noncontrolling interests calculated on a diluted per-share basis excluding $5.3 million ($3.8 million after tax or $0.02 per diluted share) of restructuring and other charges, asset impairment charges of $3.2 million ($3.2 million after tax or $0.02 per diluted share), the loss on sale of product line of $2.4 million ($2.5 million after tax or $0.02 per diluted share) and the impact of income from actuarial gains associated with our defined benefit plans of $1.3 million ($0.9 million after tax).

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	% Change	2018	2017	% Change

Earnings Per Common Share - Diluted
Diluted EPS Before Charges/Gains - Continuing Operations (b)	$0.93	$0.83	12	$2.48	$2.28	9

Restructuring and other charges	(0.09)	-	-	(0.24)	(0.02)	-
Asset impairment charges (d)	(0.17)	-	-	(0.16)	(0.02)	(700)
Loss on sale of product line	-	-	-	-	(0.02)	100
Defined benefit plan actuarial gains/(losses)	-	-	-	-	-	-
Tax items	0.02	-	-	(0.02)	-	-

Diluted EPS - Continuing Operations	$0.69	$0.83	(17)	$2.06	$2.22	(7)

RECONCILIATION OF FULL YEAR 2018 EARNINGS GUIDANCE TO GAAP

The Company is targeting diluted EPS before charges/gains from continuing operations to be in the range of $3.41 to $3.49 per share. For the full year, on a GAAP basis, the Company is targeting diluted EPS from continuing operations to be in the range of $2.97 to $3.05 per share and including the full year impact of previously announced restructuring actions. Reconciliation of non-GAAP diluted EPS guidance to GAAP diluted EPS guidance cannot be provided without unreasonable efforts on a forward-looking basis due to the high variability and low visibility with respect to gains and losses associated with our defined benefit plans and restructuring and other charges, which are excluded from the diluted EPS before charges/gains. In addition, the Company's GAAP EPS range assumes the Company incurs no additional gains or losses associated with its defined benefit plans during 2018.

(b) (d) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS HOME & SECURITY, INC.
(In millions)
(Unaudited)

RECONCILIATION OF EBITDA BEFORE CHARGES/GAINS TO INCOME FROM CONTINUING OPERATIONS

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	% Change	2018	2017	% Change

EBITDA BEFORE CHARGES/GAINS (c)	$236.0	$233.3	1	$642.3	$634.8	1

Depreciation*	$(26.1)	$(24.8)	(5)	$(76.3)	$(72.7)	(5)
Amortization of intangible assets	(8.9)	(7.5)	(19)	(25.3)	(23.6)	(7)
Restructuring and other charges	(16.9)	(0.6)	(2,717)	(42.4)	(5.3)	(700)
Interest expense	(19.0)	(12.3)	(54)	(51.1)	(36.5)	(40)
Loss on sale of product line	-	-	-	-	(2.4)	100
Asset impairments (d)	(27.1)	-	(100)	(27.1)	(3.2)	(747)
Defined benefit plan actuarial (losses)/gains	(0.3)	1.3	(123)	(0.3)	1.3	(123)
Income taxes	(37.8)	(59.8)	37	(115.1)	(145.1)	21

Income from continuing operations, net of tax	$99.9	$129.6	(23)	$304.7	$347.3	(12)

* Depreciation excludes accelerated depreciation of ($2.5) million and ($7.3) million for the three and nine months ended September 30, 2018. Accelerated depreciation is included in restructuring and other charges.

(c) (d) For definitions of Non-GAAP measures, see Definitions of Terms page

FORTUNE BRANDS HOME & SECURITY, INC.
Reconciliation of Income Statement - GAAP to Before Charges/Gains Information
Three Months Ended September 30,
$ in millions, except per share amounts
(unaudited)

		Before Charges/Gains adjustments

		Restructuring	Defined benefit	Asset		Before
	GAAP	and other	plan actuarial	impairments	Tax Items (2)	Charges/Gains
	(unaudited)	charges (1)	(gains)/losses			(Non-GAAP)

2018	THIRD QUARTER

Net Sales	$1,380.8	-	-	-	-

Cost of products sold	886.9	(8.2)	-	-	-
Selling, general & administrative expenses	305.1	(2.5)	-	-	-
Amortization of intangible assets	8.9	-	-	-	-
Asset impairment charge	27.1	-	-	(27.1)	-
Restructuring charges	5.7	(5.7)	-	-	-

Operating Income	147.1	16.4	-	27.1	-	190.6

Interest expense	19.0	-	-	-	-
Other income, net	(9.6)	(0.5)	(0.3)	-	-
Income from continuing operations before income taxes	137.7	16.9	0.3	27.1	-	182.0

Income taxes	37.8	3.4	0.1	3.4	2.9

Income from continuing operations, net of tax	$99.9	13.5	0.2	23.7	(2.9)	$134.4

Income from discontinued operations, net of tax	-	-	-	-	-

Net Income	99.9	-	-	-	-

Less: Noncontrolling interests	0.1	-	-	-	-

Net Income attributable
to Fortune Brands Home & Security, Inc.	$99.8	13.5	0.2	23.7	(2.9)	$134.3

Income from continuing operations, net of tax
less noncontrolling interests	$99.8	13.5	0.2	23.7	(2.9)	$134.3

Diluted Average Shares Outstanding	144.2					144.2

Diluted EPS - Continuing Operations	0.69					0.93

2017

Net Sales	$1,348.6	-	-	-	-

Cost of products sold	843.3	(0.3)	-	-	-
Selling, general & administrative expenses	297.9	0.1	-	-	-
Amortization of intangible assets	7.5	-	-	-	-
Restructuring charges	0.4	(0.4)	-	-	-
			-
Operating Income	199.5	0.6	-	-	-	200.1

Interest expense	12.3	-	-	-	-
Other income, net	(2.2)	-	1.3	-	-
Income from continuing operations before income taxes	189.4	0.6	(1.3)	-	-	188.7

Income taxes	59.8	0.2	(0.4)	-	-

Income from continuing operations, net of tax	$129.6	0.4	(0.9)	-	-	$129.1

Income from discontinued operations, net of tax	-	-	-	-	-

Net Income	129.6	-	-	-	-

Less: Noncontrolling interests	0.1	-	-	-	-

Net Income attributable
to Fortune Brands Home & Security, Inc.	$129.5	0.4	(0.9)	-	-	$129.0

Income from continuing operations, net of tax
less noncontrolling interests	$129.5	0.4	(0.9)	-	-	$129.0

Diluted Average Shares Outstanding	155.9					155.9

Diluted EPS - Continuing Operations	0.83					0.83

(1) Other charges for the three months ended September 30, 2018 include acquisition-related expenses of $0.5 million classified in other income, net.
(2) Tax items for the three months ended September 30, 2018 represent an update to the estimated impact of the Tax Cuts and Jobs Act of 2017.

FORTUNE BRANDS HOME & SECURITY, INC.
Reconciliation of Income Statement - GAAP to Before Charges/Gains Information
Nine Months Ended September 30,
$ in millions, except per share amounts
(unaudited)

		Before Charges/Gains adjustments

		Restructuring	Defined benefit plan	Asset		Loss on sale	Before
	GAAP	and other	actuarial	impairments	Tax Items (2)	of product line	Charges/Gains
	(unaudited)	charges (1)	(gains)/losses				(Non-GAAP)

2018	YEAR TO DATE

Net Sales	$4,064.4	-	-	-	-	-

Cost of products sold	2,606.8	(17.8)	-	-	-	-
Selling, general & administrative expenses	932.8	(6.8)	-	-	-	-
Amortization of intangible assets	25.3	-	-	-	-	-
Asset impairment charges	27.1	-	-	(27.1)	-	-
Restructuring charges	17.3	(17.3)	-	-	-	-

Operating Income	455.1	41.9	-	27.1	-	-	524.1

Interest expense	51.1	-	-	-	-	-
Other income, net	(15.8)	(0.5)	(0.3)	-	-	-
Income from continuing operations before income taxes	419.8	42.4	0.3	27.1	-	-	489.6

Income taxes	115.1	8.1	0.1	3.4	(3.2)	-

Income from continuing operations, net of tax	$304.7	34.3	0.2	23.7	3.2	-	$366.1

Loss from discontinued operations, net of tax	(0.2)	-	-	-	-	-

Net Income	304.5	-	-	-	-	-

Less: Noncontrolling interests	0.1	-	-	-	-	-

Net Income attributable
to Fortune Brands Home & Security, Inc.	$304.4	34.3	0.2	23.7	3.2	-	$365.8

Income from continuing operations, net of tax
less noncontrolling interests	$304.6	34.3	0.2	23.7	3.2	-	$366.0

Diluted Average Shares Outstanding	147.7						147.7

Diluted EPS - Continuing Operations	2.06						2.48

2017

Net Sales	$3,900.8	-	-	-	-	-

Cost of products sold	2,468.1	(1.2)	-	-	-	-
Selling, general & administrative expenses	880.3	(0.6)	-	-	-	-
Amortization of intangible assets	23.6	-	-	-	-	-
Loss on sale of product line	2.4	-	-	-	-	(2.4)
Asset impairment charge	3.2	-	-	(3.2)	-	-
Restructuring charges	3.5	(3.5)	-	-	-	-

Operating Income	519.7	5.3	-	3.2	-	2.4	530.6

Interest expense	36.5	-	-	-	-	-
Other income, net	(9.2)	-	1.3	-	-	-
Income from continuing operations before income taxes	492.4	5.3	(1.3)	3.2	-	2.4	502.0

Income taxes	145.1	1.5	(0.4)	-	-	(0.1)

Income from continuing operations, net of tax	$347.3	3.8	(0.9)	3.2	-	2.5	$355.9

Loss from discontinued operations, net of tax	(2.6)	-	-	-	-	-

Net Income	344.7	-	-	-	-	-

Less: Noncontrolling interests	0.1	-	-	-	-	-

Net Income attributable
to Fortune Brands Home & Security, Inc.	$344.6	3.8	(0.9)	3.2	-	2.5	$353.2

Income from continuing operations, net of tax
less noncontrolling interests	$347.2	3.8	(0.9)	3.2	-	2.5	$355.8

Diluted Average Shares Outstanding	156.2						156.2

Diluted EPS - Continuing Operations	2.22						2.28

(1) Other charges for the nine months ended September 30, 2018 include acquisition-related expense of $0.5 million classified in other income, net.
(2) Tax Items for the nine months ended September 30, 2018 represent an update to the estimated impact of the Tax Cuts and Jobs Act of 2017 and an adjustment to the tax expense impact of the loss on sale of a product line disposed of in 2017.

FORTUNE BRANDS HOME & SECURITY, INC.
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	% Change	2018	2017	% Change
Net Sales (GAAP)
Cabinets	$599.0	$614.2	(2)	$1,793.8	$1,841.2	(3)
Plumbing	461.5	438.3	5	1,394.9	1,251.5	11
Doors & Security (e)	320.3	296.1	8	875.7	808.1	8
Total Net Sales	$1,380.8	$1,348.6	2	$4,064.4	$3,900.8	4

Operating Income (loss)
Cabinets	$28.7	$69.7	(59)	$122.2	$205.4	(41)
Plumbing	89.4	97.3	(8)	273.1	265.7	3
Doors & Security (e)	48.2	52.8	(9)	121.7	112.2	8
Corporate expenses	(19.2)	(20.3)	5	(61.9)	(63.6)	3

Total Operating Income (GAAP)	$147.1	$199.5	(26)	$455.1	$519.7	(12)

OPERATING INCOME BEFORE CHARGES/GAINS RECONCILIATION

Operating Income (loss) Before Charges/Gains (a)
Cabinets	$64.6	$69.7	(7)	$170.0	$205.4	(17)
Plumbing	93.5	97.4	(4)	287.2	268.3	7
Doors & Security (e)	51.5	53.3	(3)	128.5	120.5	7
Corporate expenses	(19.0)	(20.3)	6	(61.6)	(63.6)	3

Total Operating Income Before Charges/Gains (a)	190.6	200.1	(5)	524.1	530.6	(1)
Restructuring and other charges (1) (2)	(16.4)	(0.6)	(2,633)	(41.9)	(5.3)	(691)
Asset impairment charges (d)	(27.1)	-	(100)	(27.1)	(3.2)	(747)
Loss on sale of product line	-	-	-	-	(2.4)	100
Total Operating Income (GAAP)	$147.1	$199.5	(26)	$455.1	$519.7	(12)

(1) Restructuring charges are costs incurred to implement significant cost reduction initiatives and include workforce reduction costs.

(2) "Other charges" represent charges or gains directly related to restructuring initiatives that cannot be reported as restructuring under GAAP. Such costs may include inventory obsolescence provisions, trade receivables allowances from exiting product lines, accelerated depreciation resulting from the closure of facilities, and gains or losses on the sale of previously closed facilities totaling $5.6 million and $11.0 million for the three and nine months ended September 30, 2018 and $0.2 million and $0.9 million for the three and nine months ended September 30, 2017.

In our Plumbing segment, other charges also include acquisition-related inventory step-up expense classified in cost of products sold of $1.6 million and $5.0 million for the three and nine months ended September 30, 2018, respectively, and $0.9 million for the nine months ended September 30, 2017. In our Doors & Security segment, other charges also include acquisition-related inventory step-up expense classified in cost of products sold of $1.0 million for the three and nine months ended September 30, 2018. In addition, in our Plumbing segment, other charges also include compensation expense related to deferred purchase price consideration payable to certain former Victoria + Albert shareholders contingent on their employment through October 2018 of $2.3 million and $7.3 million classified in selling, general and administrative expense for the three and nine months ended September 30, 2018. In Corporate, other charges also include $0.2 million and $0.3 million of expense associated with our assessment of the impact on the Company from the Tax Cuts and Jobs act of 2017, for the three and nine months ended September 30,2018.

(a) (d) For definitions of Non-GAAP measures, see Definitions of Terms page
(e) For definitions of GAAP measures, see Definitions of Terms page

FORTUNE BRANDS HOME & SECURITY, INC.

BEFORE CHARGES/GAINS OPERATING MARGIN TO OPERATING MARGIN
(Unaudited)

	Three Months Ended September 30,
	2018	2017	Change

CABINETS
Before Charges/Gains Operating Margin	10.8%	11.3%	(50) bps
Restructuring & Other Charges	(1.5%)	-
Asset Impairment Charge	(4.5%)	-
Operating Margin	4.8%	11.3%	(650) bps

PLUMBING
Before Charges/Gains Operating Margin	20.3%	22.2%	(190) bps
Restructuring & Other Charges	(0.9%)	-
Operating Margin	19.4%	22.2%	(280) bps

DOORS & SECURITY
Before Charges/Gains Operating Margin	16.1%	18.0%	(190) bps
Restructuring & Other Charges	(1.1%)	(0.2%)
Operating Margin	15.0%	17.8%	(280) bps

Total Company
Before Charges/Gains Operating Margin	13.8%	14.8%	(100) bps
Restructuring & Other Charges	(1.2%)	-
Asset Impairment charge	(1.9%)	-
Operating Margin	10.7%	14.8%	(410) bps

Operating margin is calculated as operating income derived in accordance with GAAP divided by GAAP Net Sales. Before charges/gains operating margin is operating income derived in accordance with GAAP excluding restructuring and other charges and an asset impairment charge, divided by GAAP net sales. Before charges/gains operating margin is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the returns generated by FBHS and its business segments. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from period to period. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS HOME & SECURITY, INC.
BEFORE CHARGES/GAINS OPERATING MARGIN EXCLUDING HURRICANE IMPACT TO OPERATING MARGIN
(Unaudited)

	Three Months Ended September 30,
	2018	2017	Change
CABINETS
Before Charges/Gains Operating Margin excluding hurricane impact	11.0%	11.3%	(30) bps
Hurricane Impact	(0.2%)	-
Before Charges/Gains Operating Margin	10.8%	11.3%	(50) bps
Restructuring & Other Charges	(1.5%)	-
Asset Impairment Charge	(4.5%)	-
Operating Margin	4.8%	11.3%	(650) bps

PLUMBING
Before Charges/Gains Operating Margin excluding hurricane impact	21.8%	22.2%	(40) bps
Hurricane Impact	(1.5%)	-
Before Charges/Gains Operating Margin	20.3%	22.2%	(190) bps
Restructuring & Other Charges	(0.9%)	-
Operating Margin	19.4%	22.2%	(280) bps

Operating margin is calculated as operating income derived in accordance with GAAP divided by GAAP Net Sales. Before charges/gains operating margin is operating income derived in accordance with GAAP excluding restructuring and other charges and asset impairment charges, divided by GAAP net sales. Before charges/gains operating margin is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the returns generated by FBHS and its business segments. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from period to period. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS HOME & SECURITY, INC.
RECONCILIATION OF PERCENTAGE CHANGE IN CABINETS NET SALES EXCLUDING EXITS FROM TARGETED BUSINESS TO PERCENTAGE CHANGE IN NET SALES (GAAP)
(Unaudited)

Three months ended
September 30, 2018
% change
CABINETS
Percentage change in Net Sales excluding exits from targeted U.S. Homecenter business	1%
Impact of U.S. Homecenter business	(3%)
Percentage change in Net Sales (GAAP)	(2%)

Cabinets net sales excluding exits of targeted business lines is Cabinets net sales derived in accordance with GAAP excluding certain U.S. Homecenter businesses. Management uses this measure to evaluate the overall performance of the Cabinets segment and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the segment from period to period. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS HOME & SECURITY, INC.
RECONCILIATION OF PERCENTAGE CHANGE IN PLUMBING NET SALES EXCLUDING ACQUISITIONS TO PERCENTAGE CHANGE IN NET SALES (GAAP)
(Unaudited)

Three months ended
September 30, 2018
% change

PLUMBING
Percentage change in Net Sales excluding acquisitions (organic)	3%
Acquisitions Net Sales	2%
Percentage change in Net Sales (GAAP)	5%

Plumbing net sales excluding acquisitions is Plumbing net sales derived in accordance with GAAP excluding Victoria + Albert net sales. Management uses this measure to evaluate the overall performance of the Plumbing segment and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the segment from period to period. This measure may be inconsistent with similar measures presented by other companies.

FORTUNE BRANDS HOME & SECURITY, INC.
RECONCILIATION OF PERCENTAGE CHANGE IN PLUMBING NET SALES EXCLUDING ACQUISITIONS AND HURRICANE IMPACT TO PERCENTAGE CHANGE IN NET SALES (GAAP) & RECONCILIATION OF PERCENTAGE CHANGE IN TOTAL COMPANY NET SALES EXCLUDING HURRICANE IMPACT TO PERCENTAGE CHANGE IN NET SALES (GAAP)
(Unaudited)

Three months ended
September 30, 2018
% change

PLUMBING
Percentage change in Net Sales excluding acquisitions (organic) and hurricane impact	7%
Acquisitions Net Sales	2%
Percentage change in Net Sales excluding hurricane impact	9%
Hurricane impact	(4%)
Percentage change in Net Sales (GAAP)	5%

TOTAL COMPANY
Percentage change in Net Sales excluding hurricane impact	4%
Hurricane impact	(2%)
Percentage change in Net Sales (GAAP)	2%

Plumbing net sales excluding acquisitions is Plumbing net sales derived in accordance with GAAP excluding Victoria + Albert net sales. Plumbing net sales excluding hurricane impact is Plumbing net sales derived in accordance with GAAP excluding the impact of the hurricane. Total Company net sales excluding the hurricane impact is Total Company net sales derived in accordance with GAAP excluding the impact of the hurricane. Management uses this measure to evaluate the overall performance of the Plumbing segment and the Total Company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the segment from period to period. This measure may be inconsistent with similar measures presented by other companies.

Definitions of Terms: Non-GAAP Measures

(a) Operating income before charges/gains is operating income derived in accordance with GAAP excluding restructuring, other charges and asset impairment charges and the loss on sale of product line. Operating income before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the returns generated by FBHS and its business segments. Management believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from period to period. This measure may be inconsistent with similar measures presented by other companies.

(b) Diluted EPS before charges/gains is income from continuing operations, net of tax, less noncontrolling interests calculated on a diluted per-share basis excluding restructuring and other charges, asset impairment charges, the loss on sale of product line, tax items and gains and losses associated with our defined benefit plans. Diluted EPS before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to evaluate the overall performance of the Company and believes this measure provides investors with helpful supplemental information regarding the underlying performance of the Company from period to period. This measure may be inconsistent with similar measures presented by other companies.

(c) EBITDA before charges/gains is income from continuing operations, net of tax, derived in accordance with GAAP excluding restructuring and other charges, depreciation, asset impairment charges, the loss on sale of product line, gains and losses associated with our defined benefit plans, amortization of intangible assets, interest expense, and income taxes. EBITDA before charges/gains is a measure not derived in accordance with GAAP. Management uses this measure to assess returns generated by FBHS. Management believes this measure provides investors with helpful supplemental information about the Company's ability to fund internal growth, make acquisitions and repay debt and related interest. This measure may be inconsistent with similar measures presented by other companies.

(d) Asset impairment charges for the nine months ended September 30, 2017, include impairments related to our decision during the first quarter of 2017 to sell the Field ID product line. Asset impairment charges for the three and nine months ended September 30, 2018, include a pre-tax impairment charge of $27.1 million related to an indefinite lived tradename in our Cabinets segment.

Definitions of Terms: GAAP Measures

(e) As previously announced, we combined our Doors and Security segments into a new reportable segment 'Doors & Security'. Reporting for the new Doors & Security segment began in the third quarter of 2018 and historical financial segment information has been restated to conform to the new segment presentation.

CONTACT:
Fortune Brands Home & Security, Inc.
INVESTOR and MEDIA CONTACT:
Kaveh Bakhtiari
847-484-4573
kaveh.bakhtiari@FBHS.com